SECURITIES AND EXCHANGE COMMISSION
                  Washington, D.C.  20549

                          FORM 8-K

                       CURRENT REPORT

             Pursuant to Section 13 or 15(d) of
            The Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported) April 16, 2003
                                                  --------------

             PENNROCK FINANCIAL SERVICES CORP.
             ----------------------------------
   (Exact name of registrant as specified in its charter)

       Pennsylvania               0-15040         23-2400021
    ------------------           ---------      --------------
 (State or other jurisdiction  (Commission     (IRS Employer
  of incorporation)             File Number)   Identification No.)


    1060 Main Street, Blue Ball, PA                 17506
-----------------------------------------        ----------
(Address of principal executive office)          (Zip Code)

Registrant's telephone number, including area code (717) 354-4541
                                                   --------------

Item 5.  Other Events and Regulation FD Disclosure.
-------
         See Item 9 below.

Item 7.  Financial Statements and Exhibits.
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         (c)  Exhibits

      The following exhibits are filed herewith:

      Exhibit
       Number            Description
     ----------   --------------------------
        99(a)       Press Release dated April 16, 2003 anouncing
                    2003 first quarter earnings of PennRock
                    Financial Services Corp.

Item 9.  Regulation FD Disclosure (Provided Under Item 12)
-------
On April 16, 2003, the Registrant issued a press release announcing its 2003 first quarter earnings. A copy of the press release, including unaudited financial information released as a part thereof, is attached as Exhibit 99(a) to this current report and is incorporated by reference herein.

                         SIGNATURE
                        -----------

Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          PENNROCK FINANCIAL SERVICES CORP.

                          By: /s/ George B. Crisp
                          ---------------------------------
                          George B. Crisp, Vice President
                          and Treasurer

Dated:  April 16, 2003

                      EXHIBIT INDEX

Exhibit Number             Description of Exhibits
--------------             ---------------------------------------------
99(a)                      Press Release dated April 16, 2003 announcing
                           2003 first quarter earnings of PennRock
                           Financial Services Corp.